PENSIONS - Assumptions Used (Details)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Weighted average assumptions used in calculating benefit obligation:
Discount rate	4.63%	4.94%
Rate of compensation increase	2.47%	2.61%
Weighted average assumptions used in calculating net periodic benefit cost:
Discount rate	4.64%	4.93%
Expected return on plan assets	4.31%	1.81%
Rate of compensation increase	2.54%	2.49%